SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 24, 2004
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                              PORTAL SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)

  Delaware                       000-25829                      77-0369737
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(State of incorporation   (Commission File Number)          (IRS Employer
 or organization)                                            Identification No.)

10200 South De Anza Boulevard, Cupertino, CA                           95014
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (408) 572-2000
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                                      None
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1 Press Release, dated February 24, 2004 reporting the results of operations of Portal Software, Inc. (the "Registrant") for its fourth fiscal quarter ended January 30, 2004 and its fiscal year 2004 (furnished and not filed herewith solely pursuant to Item 12).

         99.2 Financial Statements, dated February 24, 2004, reporting the results of operations of the Registrant for its fourth fiscal quarter ended January 30, 2004 and its fiscal year 2004 (furnished and not filed herewith solely pursuant to Item 12).


Item 9 and Item 12.  Regulation FD Disclosure and Results of Operations and
                     Financial Condition.

     On February 24, 2004, the Registrant reported its results of operations for its fourth fiscal quarter ended January 30, 2004 and its fiscal year 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and the Registrant's financial statements are furnished herewith as Exhibit 99.2. Each is incorporated herein by reference.

     As previously announced, Registrant's management intends to hold a conference call to discuss the quarterly results and its business outlook. The conference call is scheduled to begin at 2:00 p.m. Pacific time on Tuesday, February 24, 2004. A live web cast of the conference call will be available to all interested parties and can be accessed at www.companyboardroom.com. The web cast will also be archived for a limited time on the Registrant's web site starting one hour after completion of the call.

     The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

     In addition to reporting financial results in accordance with generally accepted accounting principles in the United States, or GAAP, the Registrant provides pro forma net profit/loss and pro forma net profit/loss per diluted share in the press release as additional information for its operating results. Pro forma net profit/loss has been adjusted to exclude the effects of non-operating expenses and non-cash charges, such as amortization of acquisition-related costs and stock option compensation expense. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The Registrant's management believes that this presentation of non-GAAP measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of the Registrant and for planning and forecasting of future periods. The Registrant has consistently provided these non-GAAP measurements in previous press releases and believes that it is important to provide investors and other interested persons with a consistent basis for comparison between quarters.

     Results of operations excluding special items for the periods presented are provided for illustrative purposes only and should be read in conjunction with the comparable information presented in accordance with GAAP. The Registrant has reconciled these measures to GAAP net loss and GAAP earnings per share in its press release and has included both GAAP and non-GAAP measures in its financial statements, each included as Exhibit 99.2 to this report.



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PORTAL SOFTWARE, INC.


Date:  February 24, 2004             By:  /s/ Howard A. Bain III
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                                          Name:  Howard A. Bain III

                                          Title: Senior Vice President and
                                                 Chief Financial Officer







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